Exhibit 99.1

Union Pacific Corporation Announces Results to Date of Exchange

Offers and Increase in Size of 2044 Offers Limit

FOR IMMEDIATE RELEASE:

OMAHA, Neb., August 5, 2013 – Union Pacific Corporation (NYSE:UNP; and “Union Pacific” or the “Corporation”) today announced (a) the early results of its private offers to exchange (1) certain of its outstanding notes and debentures referenced in the first table below for a combination of new notes due 2024 (the “New 2024 Notes”) and cash (the “2024 Offers”), and (2) certain of its outstanding notes and debentures referenced in the second table below for a combination of new notes due 2044 (the “New 2044 Notes” and, together with the New 2024 Notes, the “New Notes”) and cash (the “2044 Offers” and, together with the 2024 Offers, the “Exchange Offers”) and (b) an amendment to the 2044 Offers to increase the 2044 Offers Limit (as defined below) from $500,000,000 to $700,000,000. The outstanding notes and debentures to be exchanged pursuant to the Exchange Offers are collectively referred to as the “Existing Notes.”

On July 22, 2013, Union Pacific commenced six separate 2024 Offers to eligible holders in an amount that requires no more than $500,000,000 of New 2024 Notes to be issued pursuant to the 2024 Offers, subject to the applicable priorities and limitations as set forth in Union Pacific’s offering memorandum dated July 22, 2013 (the “Offering Memorandum”) and related letter of transmittal. In addition, Union Pacific also commenced six separate 2044 Offers to eligible holders in an amount that requires no more than $500,000,000 of New 2044 Notes to be issued pursuant to the 2044 Offers (the “2044 Offers Limit”), subject to the applicable priorities and limitations as set forth in the Offering Memorandum and related letter of transmittal.

The approximate principal amount of the Existing Notes validly tendered for exchange and not validly withdrawn, as of 5:00 p.m., New York City time, on August 2, 2013 (the “Early Exchange Date”), based on information provided by the exchange agent to Union Pacific, is $1.27 billion, as described in greater detail in the tables below. The amount of outstanding Existing Notes validly

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tendered and not validly withdrawn as of the Early Exchange Date exceeded the minimum condition that, in the case of the 2024 Offers, Union Pacific receive valid tenders of Existing Notes, not validly withdrawn, that require the issuance of at least $250 million aggregate principal amount of New 2024 Notes in accordance with the terms of the 2024 Offers and, in the case of the 2044 Offers, Union Pacific receive valid tenders of Existing Notes, not validly withdrawn, that require the issuance of at least $250 million aggregate principal amount of New 2044 Notes in accordance with the terms of the 2044 Offers.

The table below shows the principal amount of each series of Existing Notes that has been tendered and not validly withdrawn pursuant to the 2024 Offers as of the Early Exchange Date.

CUSIP Number	Title of Series	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered for Exchange as of Early Exchange Date
907818DD7	6.125% Notes due 2020	$400,000,000	1	$237,253,000
907818DB1	7.875% Notes due 2019	$178,541,000	2	$20,010,000
907818AZ1	7.000% Debentures due 2016	$211,750,000	3	$8,230,000
907818CW6	5.650% Notes due 2017	$232,058,000	4	$38,170,000
907818CZ9	5.750% Notes due 2017	$321,585,000	5	$69,215,000
907818DA3	5.700% Notes due 2018	$472,705,000	6	$103,380,000

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The table below shows the principal amount of each series of Existing Notes that has been tendered and not validly withdrawn pursuant to the 2044 Offers as of the Early Exchange Date.

CUSIP Number	Title of Series	Aggregate Principal Amount Outstanding	Acceptance Priority Level	Principal Amount Tendered for Exchange as of Early Exchange Date
907818DE5 907818DF2	5.780% Notes due 2040	$375,900,000	1	$286,355,000
907818CX4	6.150% Debentures due 2037	$250,000,000	2	$137,586,000
907818BY3	7.125% Debentures due 2028	$250,000,000	3	$72,940,000
907818CF3	6.625% Debentures due 2029	$600,000,000	4	$176,860,000
907818CU0	6.250% Debentures due 2034	$250,000,000	5	$86,040,000
907818CS5	5.375% Debentures due 2033	$200,000,000	6	$32,081,000

The Corporation announced that, in accordance with its rights as set forth in the Offering Memorandum and the related letter of transmittal, it has amended the size of the 2044 Offers by increasing the 2044 Offers Limit from $500,000,000 to $700,000,000.

The Exchange Offers will expire at 11:59 p.m., New York City time, on August 16, 2013, unless extended or earlier terminated by Union Pacific. In accordance with the terms of the Exchange Offers, tendered Existing Notes may no longer be withdrawn, except in certain limited circumstances where additional withdrawal rights are required by law.

The Exchange Offers are being conducted upon the terms and subject to the conditions set forth in the Offering Memorandum and the related letter of transmittal. The Exchange Offers are only made, and copies of the offering documents will only be made available, to a holder of the

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Existing Notes who has certified its status as (1) a “qualified institutional buyer” as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), or (2) a person who is not a “U.S. person” as defined under Regulation S under the Securities Act.

The New Notes have not been registered under the Securities Act or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws.

This press release is not an offer to sell or a solicitation of an offer to buy any security. The Exchange Offers are being made solely by the Offering Memorandum and the related letter of transmittal and only to such persons and in such jurisdictions as is permitted under applicable law.

Documents relating to the Exchange Offers will only be distributed to holders of Existing Notes that complete and return a letter of eligibility confirming that they are eligible investors for the Exchange Offers. Holders of Existing Notes that desire to review the eligibility letter may visit the website for this purpose at http://www.dfking.com/unp or contact D.F. King & Co., Inc., the information agent for the Exchange Offers, at (212) 269-5550 or (800) 714-3312 or by email at unp@dfking.com.

Investor contact is Gary Grosz, (402) 544-6175.

Media contact is Thomas L. Lange, (402) 544-3560.

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This press release contains statements about the Corporation’s future that are not statements of historical fact, including specifically the statements regarding the Corporation’s expectations with respect to its future business opportunities; and its ability to earn reinvestible returns on its business to support capital investments and continued returns to shareholders. These statements are, or will be, forward-looking statements as defined by the Securities Act of 1933 and the Securities Exchange Act of 1934. Forward-looking statements also generally include, without limitation, information or statements regarding: projections, predictions, expectations, estimates or forecasts as to the Corporation’s and its subsidiaries’ business, financial, and operational results, and future economic performance; and management’s beliefs, expectations, goals, and objectives and other similar expressions concerning matters that are not historical facts.

Forward-looking statements should not be read as a guarantee of future performance or results, and will not necessarily be accurate indications of the times that, or by which, such performance or results will be achieved including forward -looking statements regarding its long-term business fundamentals and its ability to capitalize on growth opportunities and reward shareholders. Important factors, including risk factors, could affect the Corporation’s and its subsidiaries’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in the forward-looking statements. Information regarding risk factors and other cautionary information are available in the Corporation’s Annual Report on Form 10-K for 2012, which it filed with the SEC on February 8, 2013. The Corporation updates information regarding risk factors if circumstances require such updates in its periodic reports on Form 10-Q and its subsequent Annual Reports on Form 10-K (or such other reports that may be filed with the SEC).

Forward-looking statements speak only as of, and are based only upon information available on, the date the statements were made. The Corporation assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. If the Corporation does update one or more forward-looking statements, no inference should be drawn that the Corporation will make additional updates with respect thereto or with respect to other forward-looking statements. References to our website are provided for convenience and, therefore, information on or available through the website is not, and should not be deemed to be, incorporated by reference herein.

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